UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2021

Bridge Investment Group Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40622	86-2769085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)

(801) 716-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2021, Bridge Investment Group Holdings Inc. (the “Company”) closed its initial public offering (“IPO”) of 18,750,000 shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at a public offering price of $16.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-257290), as amended (the “Registration Statement”). In connection with the IPO, the Company entered into the following agreements on July 16, 2021, the forms of which were previously filed as exhibits to the Registration Statement:

•

a Tax Receivable Agreement, dated July 16, 2021, by and among the Company, Bridge Investment Group Holdings LLC, a Delaware limited liability company and subsidiary of the Company (“Bridge Holdings”) and each of the Members (as defined therein) from time to time party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Registration Rights Agreement, dated July 16, 2021, by and among the Company and each other person identified on the schedule of holders attached thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Stockholders Agreement, dated July 16, 2021, by and among the Company and the persons and entities listed on the schedules attached thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

a Fifth Amended and Restated Limited Liability Company Agreement of Bridge Holdings, dated July 16, 2021, by and among Bridge Holdings and its Members (as defined therein), a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Tax Receivable Agreement, dated July 16, 2021, by and among Bridge Investment Group Holdings Inc, Bridge Investment Group Holdings LLC and each of the Members from time to time party thereto

10.2	Registration Rights Agreement, dated July 16, 2021, by and among Bridge Investment Group Holdings Inc. and each other person identified on the schedule of holders attached thereto

10.3	Stockholders Agreement, dated July 16, 2021, by and among Bridge Investment Group Holdings Inc. and the persons and entities listed on the schedules attached thereto

10.4	Fifth Amended and Restated Limited Liability Company Agreement of Bridge Investment Group Holdings LLC, dated July 16, 2021, by and among Bridge Investment Group Holdings LLC, Bridge Investment Group Holdings Inc. and the various Members

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer

Date: July 20, 2021